                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]      Definitive Proxy Statement.
[ ]      Definitive Additional Materials.
[ ]      Soliciting Material Pursuant to Section 240.14A-11(c) or Section
         240.14a-12

                       COMMUNITY CENTRAL BANK CORPORATION
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
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                  applies:
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                  computed pursuant to Exchange Act Rule 0-11 (Set forth the
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                  it was determined):
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
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         4)       Date Filed:
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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                       COMMUNITY CENTRAL BANK CORPORATION
                              100 NORTH MAIN STREET
                             MOUNT CLEMENS, MI 48043

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 20, 2004

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of COMMUNITY CENTRAL BANK CORPORATION will be held at the Best Western Concorde Inn, 44315 Gratiot Avenue, Clinton Township, Michigan, on Tuesday, April 20, 2004, at 9:00 a.m., for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect four Class II directors each for a three-year term, as detailed in the accompanying proxy statement.

         2. AMENDMENT TO THE 2002 INCENTIVE PLAN TO ADD 100,000 SHARES TO EXISTING PLAN: Increase the number of shares of common stock for which awards may be granted under the 2002 Incentive Plan by 100,000 shares, which is approximately 3.7% of the outstanding shares of the Corporation as of the date of this proxy statement.

         3. OTHER BUSINESS. To transact such other business as may properly be brought before the annual meeting, or any adjournments of the meeting. As of the date of this proxy statement, the Board of Directors of the Corporation is not aware of any such other business.

         Only those stockholders of record at the close of business on Tuesday, February 23, 2004, shall be entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.

         To ensure that your shares are represented at the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy, which is solicited on behalf of the Corporation's Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.

By Order of the Board of Directors,

David A. Widlak
  Chairman of the Board
  and Chief Executive Officer

Dated:  March 17, 2004

                       COMMUNITY CENTRAL BANK CORPORATION
                              100 NORTH MAIN STREET
                             MOUNT CLEMENS, MI 48043

                                 PROXY STATEMENT

         This proxy statement is furnished to stockholders of Community Central Bank Corporation in connection with the solicitation of proxies by its Board of Directors for use at the Corporation's annual meeting of stockholders and at any and all adjournments or postponements of the meeting. The annual meeting of stockholders is being held on Tuesday, April 20, 2004, at 9:00 a.m., at the Best Western Concorde Inn, 44315 Gratiot Avenue, Clinton Township, Michigan. These proxy materials are first being mailed to our stockholders on or about March 17, 2004. Community Central Bank Corporation is referred to as the "Corporation" throughout this document. Certain of the information provided herein relates to Community Central Bank, a wholly owned subsidiary of the Corporation, which is referred to in this proxy statement as the "Bank."

         The Board of Directors, in accordance with the bylaws of the Corporation, has fixed the close of business on February 23, 2004, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and at any and all adjournments and postponements of the meeting. At the close of business on the record date, the Corporation had 2,721,875 shares of common stock outstanding, with each outstanding share entitled to one vote. A majority of the outstanding shares will constitute a quorum at the meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise. Unless the proxy is revoked, the shares represented by it will be voted at the annual meeting or any adjournment of the meeting. You may revoke your proxy before it is voted at the annual meeting by (i) submitting a new proxy with a later date; (ii) notifying the Corporation's Secretary at the above address that you revoke your previously submitted proxy; or (iii) voting in person at the annual meeting.

         The entire cost of soliciting proxies will be borne by the Corporation. Proxies may be solicited by mail or by directors, officers, or regular employees of the Corporation or its subsidiary, in person, by telephone or by other forms of communication. The Corporation has retained Georgeson Shareholder, a proxy solicitation firm, to assist with the solicitation of proxies for a fee not to exceed $4,000, plus reimbursement of out of pocket expenses. The Corporation will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of common stock of the Corporation.

         Shares held in "street name" by a broker, bank or other nominee, as the record holder of the shares, are required to be voted in accordance with instructions from the beneficial owner of the shares. If no instructions are provided to the nominee, the nominee will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is considered a "discretionary" item and, therefore, the broker bank or other nominee may vote shares without instructions from the beneficial owner.

         THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MANAGEMENT'S DIRECTOR NOMINEES AND FOR THE AMENDMENT TO THE 2002 INCENTIVE PLAN TO INCREASE SHARES OF COMMON STOCK AVAILABLE FOR AWARDS BY 100,000.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP

         The following table presents information regarding the beneficial ownership of the Corporation's common stock as of February 23, 2004, the voting record date for the annual meeting, by each of the directors and director nominees of the Corporation whose terms of office will continue after the annual meeting, each of the executive officers named in the summary compensation table on page 9, and all directors and executive officers of the Corporation as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after February 23, 2004, the voting record date for the annual meeting, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of February 23, 2004, 2,721,875 shares of Corporation common stock were outstanding.

                                                             Amount
                                                           Beneficially       Percent of Class
          Name of Beneficial Owner                          Owned (1)        Beneficially Owned
--------------------------------------------               ------------      ------------------
Gebran S. Anton ............................               100,004                  3.67%
David E. Bonior ............................                 1,680 (2)              0.06%
Joseph Catenacci ...........................                69,964 (3)              2.57%
Salvatore Cottone ..........................                79,183 (3)              2.90%
Celestina Giles ............................                22,476 (4)              0.83%
Bobby L. Hill ..............................                28,424 (2)              1.04%
Joseph F. Jeannette ........................               100,933 (3)              3.70%
Dean S. Petitpren ..........................               128,842 (3)              4.73%
Ronald R. Reed .............................                45,817 (5)              1.66%
Michael D. Schwartz ........................                47,058                  1.73%
David A. Widlak ............................                61,933 (6)              2.26%
Ray T. Colonius ............................                34,690 (7)              1.26%
All directors and executive officers of the
  Corporation as a group (12 persons) ......               721,004 (8)             25.52%

----------------------
(1) Some or all of the common stock listed may be held jointly with, or for the benefit of, spouses or relatives of, or various trusts established by, the person indicated.

(2) Includes options to purchase 1,100 shares exercisable within 60 days of February 23, 2004.

(3) Includes options to purchase 4,400 shares exercisable within 60 days of February 23, 2004.

(4) Includes options to purchase 1,210 shares exercisable within 60 days of February 23, 2004.

(5) Includes options to purchase 34,217 shares exercisable within 60 days of February 23, 2004.

(6) Includes options to purchase 18,733 shares exercisable within 60 days of February 23, 2004.

(7) Includes options to purchase 29,690 shares exercisable within 60 days of February 23, 2004.

(8) Includes options to purchase 103,650 shares exercisable within 60 days of February 23, 2004.

         The table below shows the beneficial ownership of the Corporation's common stock by each person who was known by the Corporation to own beneficially more than 5% of the Corporation's common stock as of February 23, 2004. To the best of the Corporation's knowledge, no other person owns more than 5% of the Corporation's outstanding common stock.

       Name and Address                            Shares            Percent of
      of Beneficial Owner                    Beneficially Owned     Common Stock
--------------------------------             ------------------     ------------
Tontine Financial Partners, L.P.                 186,589                6.9%
Tontine Management, L.L.C.
Jeffrey L. Gendell
   55 Railroad Avenue, 3rd Floor
   Greenwich, CT 06830

----------------------
(1) Based on information in a Schedule 13D, dated January 23, 2004, filed by Tontine Financial Partners, L.P. ("TFP"), a Delaware limited partnership, Tontine Management, L.L.C. ("TM"), a Delaware limited liability company which is the general partner of TFP, and Jeffrey L. Gendell, who is the managing partner of TM. TFP, TM and Mr. Gendell have reported shared voting and shared dispositive power over all of the reported shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on our review of copies of reports filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from persons required to file such reports, we believe that all filings required to be made were timely made in accordance with the requirements of the Securities Exchange Act of 1934.

                              ELECTION OF DIRECTORS

GENERAL

         The Corporation's articles of incorporation and bylaws provide that the number of directors, as determined from time to time by the Board of Directors, shall be no less than six and no more than 15. The Board of Directors has presently fixed the number of directors at 11. The articles of incorporation and bylaws further provide that the directors shall be divided into three classes, Class I, Class II and Class III, with each class serving a staggered three-year term and with the number of directors in each class being as nearly equal as possible.

         The Board of Directors has nominated Salvatore Cottone, Bobby L. Hill, Dean S. Petitpren and Ronald R. Reed, as Class II directors, each for a three-year term expiring at the Corporation's 2007 annual meeting of stockholders, and upon election and qualification of their successors. Each of the nominees is presently a Class II director of the Corporation whose term expires at the April 20, 2004 annual meeting of stockholders. The affirmative vote of a plurality of the votes cast is required for the nominees to be elected. This means that the nominees with the most affirmative votes are elected to fill the available seats. Accordingly, votes withheld have no effect on the election of directors. THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MANAGEMENT'S DIRECTOR NOMINEES.

         The other members of the Board, who are Class I and Class III directors, will continue in office in accordance with their previous elections until the expiration of their terms at the Corporation's 2006 or 2005 annual meetings of stockholders, respectively. See "Information About Directors and Nominees as Directors" below.

         It is the intention of the persons named in the enclosed proxy to vote the proxy for the election of the four nominees. The proposed nominees for election as directors are willing to be elected and serve; but in the event that any nominee at the time of election is unable to serve or is otherwise unavailable for election, the Board of Directors may select a substitute nominee, and in that event the persons named in the enclosed proxy intend to vote the proxy for the person so selected. If a substitute nominee is not selected, the proxy will be voted for the election of the remaining nominees.

INFORMATION ABOUT DIRECTORS AND NOMINEES AS DIRECTORS

         The following table presents certain information about the director nominees and continuing directors of the Corporation. All of the directors listed are also directors of the Bank. Each of the directors has held the principal occupation listed in the table below for at least the past five years, except as specifically indicated otherwise.

                                                                                  Has Served
                                                                                as a Director        Year When Term
                      Name, Age, Principal Occupation                               Since           of Office Expires
---------------------------------------------------------------------------     -------------       -----------------
                                 NOMINEES

Salvatore Cottone, 63......................................................          1996                 2007
   President; Resco, Inc. (Real Estate Development)
   Chairman of the Board of the Bank

Bobby L. Hill, 71..........................................................          1996                 2007
   County Commissioner; Macomb County Board of Commissioners

Dean S. Petitpren, 61......................................................          1996                 2007
   President; Petitpren, Inc. (Beer Distribution)

Ronald R. Reed, 57.........................................................          2000                 2007
   President and CEO of the Bank
   Vice Chairman of the Corporation

                       DIRECTORS REMAINING IN OFFICE

Gebran S. Anton, 71........................................................          1996                 2005
   Co-owner; Anton, Zorn & Associates (Commercial & Industrial
       Real Estate Brokerage)
   President; Gebran Anton Development Co. (Real Estate Development)

David E. Bonior, 58........................................................          2003                 2006
   Retired U.S. Congressman; U.S. Government, 1977 - 2003
   Professor of Labor Studies; Wayne State University, 2003 - present

Joseph Catenacci, 68.......................................................          1996                 2006
   Chief Operating Officer; John Carlo, Inc. (Highway and Heavy
Construction)

Celestina Giles, 56........................................................          1996                 2006
   Retired Executive Secretary, Community Central Bank, 1996 - 2002

Joseph F. Jeannette, 59....................................................          1996                 2005
   Assistant Director; Utica Community Schools

Michael D. Schwartz, 74....................................................          2001                 2005
   President; Five Star Land Company (Real Estate
       Investment) 2001 - present

   Retired Circuit Court Judge Macomb County, 1986 - 2000

David A. Widlak, 55........................................................          1999                 2006
   Chairman of the Board and Chief Executive Officer
       of the Corporation, 2000 - present
   Investor / Consultant

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS, CORPORATE GOVERNANCE MATTERS AND DIRECTOR COMPENSATION

         The Corporation's Board of Directors conducted 10 meetings during fiscal 2003. The Board of Directors of the Bank, the Corporation's principal operating subsidiary, conducted 10 meetings during fiscal 2003. Each director attended at least 75% of the (i) Corporation's Board meetings and any committees on which he or she served and (ii) Bank's meetings and any committees on which he or she served. In addition, all of our Board members are expected to attend the Corporation's annual meeting of stockholders, although the Corporation does not have any written policy as to Board members' attendance at the annual meeting of stockholders. Last year's annual meeting of stockholders was attended by the entire Board of Directors.

         The Board of Directors has determined that directors David E. Bonior, Joseph E. Catenacci, Salvatore Cottone, Bobby L. Hill, Joseph F. Jeannette and Michael D. Schwartz, consisting of a majority of the Board members, are "independent directors" as that term is defined in the Nasdaq Stock Market ("Nasdaq") listing standards. Stockholders may communicate directly with the Board of Directors by sending written communications to the Corporation, addressed to the Chairman of the Board.

         The Board of Directors of the Corporation has standing Audit, Compensation and Nominating Committees. During February 2004, the Corporation's Board of Directors adopted a revised written charter for the Audit Committee, written charters for the Compensation and Nominating Committees, and a written code of business conduct and ethics that applies to all of our directors, officers and employees. During March 2004, the Board of Directors appointed Audit, Compensation and Nominating Committee members consisting of solely independent directors (as that term is defined in the Nasdaq listing standards), except for the appointment of Mr. Gebran S. Anton to the Nominating Committee. During 2003, the Bank purchased the building serving as the main office of the Corporation and the Bank from a company partially owned by Mr. Anton, thus disqualifying him as an independent director under the Nasdaq listing standards. In connection with his appointment to the Nominating Committee, the Board, relying on an exception under the Nasdaq listing standards, determined that it was in the best interests of the Corporation and its stockholders to have Mr. Anton serve as a member of the Nominating Committee because of his experience and in light of the lack of any continuing conflict of interest.

         The charters for the Audit and Nominating Committees are included in this proxy statement as Appendices A and B, respectively. The code of business conduct and ethics will be filed with the SEC as Exhibit 14 to the Corporation's Form 10-KSB for the year ended December 31, 2003. A copy of these charters and the code may be obtained free of charge by writing to or calling the Corporation's Secretary at our main office.

                  Audit Committee. The Audit Committee is currently comprised of Directors Salvatore Cottone (Chairman), Bobby L. Hill, Joseph F. Jeannette and Michael D. Schwartz. The Board of Directors has determined that Mr. Cottone is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934, and that all of the Audit Committee members meet the independence and financial literary requirements in the Nasdaq's listing standards. The Audit Committee met six times during fiscal 2003. The Audit Committee's responsibilities include hiring, terminating or reappointing the Corporation's independent auditors, reviewing the scope of proposed audits and the procedures to be used, and the results of the audits, reviewing the adequacy and effectiveness of accounting and financial controls, and reviewing the entire internal and independent auditing function and the financial statements of the Corporation. The Audit Committee also approves non-audit and audit services to be performed by the independent auditors, reviews and approves all related party transactions for potential conflict of interest situations, and reviews and assesses the adequacy of the Audit Committee charter on an annual basis.

         Compensation Committee. The Compensation Committee is currently comprised of Directors David E. Bonior, Joseph Catenacci and Joseph F. Jeannette. The Compensation Committee met three times during fiscal 2003. The Compensation Committee reviews overall compensation policies for the Corporation and the Bank. The Compensation Committee's responsibilities include determining compensation and benefits for officers of the Corporation, based on recommendations of Chief Executive Officer, David A. Widlak, who is not present during voting or deliberations concerning his compensation. The Compensation Committee is also responsible for administering the option plans and benefit plans of the Corporation.

         Nominating Committee. The Nominating Committee is currently comprised of Directors Gebran S. Anton, Joseph E. Catenacci, Joseph F. Jeannette and Michael D. Schwartz (Chairman). The Nominating Committee met two times during fiscal 2003. The Nominating Committee is responsible for reviewing and making recommendations to the Board of Directors as to its size and composition and recommending to the Board of Directors candidates for election as directors at the annual meetings, and filling any vacancies that may occur between annual meetings. The Nominating Committee will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Nominating Committee in care of Lisa M. Medlock, Secretary of the Corporation. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements detailed in the Corporation's articles of incorporation. The Nominating Committee has the following responsibilities:

         (i) recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

         (ii) recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

         (iii) review nominations submitted by stockholders, which have been addressed to the Corporation's Secretary, and which comply with the requirements of the Corporation's articles of incorporation and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

         (iv) annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

         (v) perform any other duties or responsibilities expressly delegated to the Committee by the Board.

         Director Compensation. Each member of the Board of Directors receives $1,750 per month, in aggregate, for services as a director of the Corporation and the Bank. In addition, Messrs. Salvatore Cottone, Bobby L. Hill, Ronald R. Reed and David A. Widlak receive $500 a month for serving as members of the Management Committee of Community Central Mortgage Company, LLC, the Corporation's mortgage company subsidiary.

         Nonemployee directors also receive compensation for their services as committee members, which includes: Audit and Compensation committee members each receive $500 per meeting attended, while the Chairman receives $1,500 per month; Loan, Asset/Liability, Personnel and Nominating Committee members each receive $25 per meeting attended, while the Chairman receives $50 per meeting attended.

         Under the Corporation's 2002 Incentive Plan, which was approved by the stockholders at the Corporation's annual meeting held in April 2002, each director is awarded 300 shares of common stock of the Corporation annually. The awards are made each year, on the first business day of the month following the annual meeting of stockholders, from 2002 through 2010, during the period that the director serves on the Board.

                          REPORT OF THE AUDIT COMMITTEE

         The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Corporation filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this report by reference.

         The members of the Audit Committee consist of Salvatore Cottone, Bobby
L. Hill, Joseph F. Jeannette and Michael D. Schwartz. Each of the members of the Audit Committee is independent as that term currently is defined under the Nasdaq listing standards. The Audit Committee's responsibilities include selecting, terminating or reappointing the Corporation's independent auditors, reviewing the scope of proposed audits and the procedures to be used, and the results of the audits, reviewing the adequacy and effectiveness of accounting and financial controls, and reviewing the internal auditing function and the financial statements of the Corporation. The Audit Committee operates under a written charter adopted by the Board of Directors. The new charter for the Audit Committee adopted in February, 2004, is attached to the proxy statement as Appendix A.

         Management has the primary responsibility for the financial statements and the reporting process, including the Corporation's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the year ended December 31, 2003 with management, including a discussion of the quality and the acceptability of the Corporation's financial reporting and controls.

         In accordance with its charter, the Audit Committee reviewed with the independent auditors, Plante & Moran, PLLC, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Corporation's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees). In addition, the Audit Committee has discussed with Plante & Moran, PLLC the auditors' independence from management and the Corporation, including the matters in the auditors' written disclosures required by the Independence Standards Board Standard No. 1

(Independence Discussions with Audit Committees). The Audit Committee has considered the compatibility of the providing of non-audit services with maintaining the auditors' independence.

         In fulfilling its oversight responsibility of reviewing the services performed by the Corporation's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of independent auditors and the fees paid by the Corporation for such services. The Audit Committee also discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits and the fees paid by the Corporation for such services. The Audit Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

         The Corporation's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 ("Sarbanes"). Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee appointed Plante & Moran, PLLC as the Corporation's independent auditors for 2004.

                                      Audit Committee

                                      Salvatore Cottone
                                      Bobby L. Hill
                                      Joseph F. Jeannette
                                      Michael D. Schwartz

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to the named executives for services rendered by each of them in all capacities with the Corporation and the Bank. No other executive officer received aggregate compensation, which includes salary and bonus, exceeding $100,000, for services rendered in 2003. Each of the named executives received perquisites and other personal benefits in addition to his salary and bonus during the periods stated; however, the aggregate amount of these perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of his or her respective total annual salary and bonus and, therefore, this information has been omitted as permitted by the rules of the SEC.

                                         Annual Compensation          Long Term
                                    -----------------------------    Compensation        All Other
 Name and Principal Position        Year   Salary (1)      Bonus      Options        Compensation (2)
-------------------------------     ----   ----------     -------    ------------    ----------------
David A. Widlak,                    2003    $175,255      $47,500        7,000            $2,466
 Chairman of the Board              2002      72,322       40,000       12,000                 0
 and CEO of the Corporation         2001      15,000       40,000            0                 0

Ronald R. Reed,                     2003    $184,102      $40,000        5,000            $6,000
 President and CEO of the           2002     170,070       35,000       12,000             5,596
 Bank and Vice-Chairman             2001     144,615       25,000       20,000               644
 of the Corporation

Ray T. Colonius,                    2003    $118,450      $35,000        3,000            $4,767
 CFO & Treasurer of the             2002     108,596       30,000        5,000             4,158
Corporation and Sr. VP & CFO of     2001      90,946       20,000       20,000             2,728
the Bank

------------------------

(1) Includes director fees paid to Mr. Widlak and Mr. Reed for each of the periods reported. Mr. Widlak's salary amount for 2001 consisted solely of director fees.

(2) These amounts represent contributions made by the Bank to the 401(k) plan account of the named executive officer.

OPTIONS GRANTED IN 2003

         The following table provides information on options granted to the named executive officers during the year ended December 31, 2003. No stock appreciation rights have been granted by the Corporation.

                                                Individual Grants
                               --------------------------------------------------------
                                Number of      % of Total
                                 Shares         Options
                               Underlying      Granted to     Exercise or
                                 Options       Employees      Base Price     Expiration
       Name                    Granted (1)       in 2003      Per Share         Date
--------------------           -----------     ----------     -----------    ----------
David A. Widlak                  7,000            25%           $11.94       11-19-2013
Ronald R. Reed                   5,000            18%           $11.94       11-19-2013
Ray T. Colonius                  3,000            11%           $11.94       11-19-2013

------------------------
(1) The options granted to Messrs. Widlak and Colonius vest in three equal annual installments on November 20, 2003, 2004 and 2005. The options granted to Mr. Reed vest as follows: 600 option shares on November 20, 2003, 1,600 option shares on November 20, 2004 and 2,800 option shares on November 20, 2005.

AGGREGATED STOCK OPTION EXERCISES IN 2003 AND YEAR END OPTION VALUES

         The following table provides information on the exercise of stock options during the year ended December 31, 2003, by the named executive officers, and the value of unexercised options at December 31, 2003. The "Value of Unexercised `In-the-Money Options' at 12-31-2003" is calculated by subtracting the exercise price of the option from the fair market value of the underlying common stock. For purposes of the following table, fair market value is deemed to be $13.91 per share, the average of the closing high bid and low asked prices reported by the Nasdaq National Market as of December 31, 2003. No stock appreciation rights have been granted by the Corporation.

                                                              Number of                  Value of
                                                             Unexercised               Unexercised
                                                              Options at              "In-the-Money"
                                 Shares                       12-31-2003                Options at
                              Acquired on      Value        Exercisable /               12-31-2003
     Name                       Exercise      Realized      Unexercisable      Exercisable / Unexercisable
----------------              -----------     --------     ---------------     ---------------------------
David A. Widlak                   --           --           18,733 / 4,667          $ 99,216 / $ 9,194
Ronald R. Reed                    --           --          34,217 / 11,054          $242,714 / $62,899
Ray T. Colonius                   --           --           29,690 / 8,240          $224,073 / $54,690

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Effective April 30, 2003, the Corporation adopted the Community Central Bank Corporation Supplemental Executive Retirement Plan (the "Corporation SERP"), and the Bank adopted the Community Central Bank Supplemental Executive Retirement Plan (the "Bank SERP") to provide supplemental retirement benefits to a select group of senior officers. The current participant in the Corporation SERP is Mr. Widlak and the current participants in the Bank SERP are Messrs. Reed and Colonius, each of whom is vested at 10 percent for each year of credited service in his retirement benefits under the SERP.

         The SERP is designed to provide monthly benefits over a 15-year period to each participant upon his retirement. The benefit payable upon retirement is a function of years of service earned after December 31, 1999. The minimum annual benefit is $75,000 and the maximum annual benefit is 50% of the average of the three highest years of compensation. Generally, reduced early retirement benefit payments under the SERP can commence upon the later of the date of the termination of the participant's employment or age 62; otherwise, benefit payments generally will commence at age 65. If a participant is terminated for cause he is not entitled to any benefits under the SERP.

         If a participant dies before receiving any retirement benefits under the SERP, his designated beneficiary will receive a discounted lump sum payment of the participant's retirement benefits. If a participant dies after he or she has begun to receive retirement benefits under the SERP, the remaining payments will continue to be made to the participant's designated beneficiary for the rest of the payout period, or the committee administering the SERP may accelerate the payment of the remaining retirement benefits at such time in a discounted lump sum payment and in such manner as the committee may determine.

         The SERP is an unfunded plan. The Bank has obtained life insurance policies on the lives of the participants in the SERP as a means of offsetting the costs of providing the benefits under the SERP.

EQUITY COMPENSATION PLAN INFORMATION TABLE

         The following table provides information as of December 31, 2003 with respect to shares of the Corporation common stock that may be issued under our existing compensation plans and arrangements, which include the Corporation's 1996 and 2000 Employee Stock Option Plans, the 1999 Stock Option Plan for Directors and the 2002 Incentive Plan. Each of the foregoing plans has been approved by the Corporation's stockholders and filed with the Securities and Exchange Commission. This table does not include the 100,000 shares subject to the amendment to the 2002 Incentive Plan being submitted for approval by the Corporation's shareholders at the annual meeting.

                                     Number of securities    Weighted-average       Number of securities remaining
                                      to be issued upon      exercise price of   available for future issuance under
                                         exercise of            outstanding           equity compensation plans.
                                     outstanding options,    options, warrants    (excluding securities reflected in
                                     warrants and rights.       and rights.                  column (a)).
      Plan Category                          (a)                    (b)                          (c)
-----------------------------        --------------------    -----------------   -----------------------------------
Equity Compensation plans                  167,611                 $7.87                        66,771
approved by security holders
Equity compensation plans not                None                  None                          None
approved by security holders               -------               -------                       -------
   Total                                   167,611                 $7.87                        66,771
                                           =======               =======                       =======

                              CERTAIN TRANSACTIONS

         The Bank has had, and expects to have in the future, loans and other banking related transactions in the ordinary course of business with the Corporation's directors, executive officers, and principal stockholders and their associates. All such transactions (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons, and (iii) in the opinion of management, do not involve more than the normal risk of collectibility, or present other unfavorable features. All loans made by the Bank to its directors and officers are subject to federal banking regulations restricting loan and other transactions with affiliated persons of the Bank. As of December 31, 2003, the Bank had outstanding 14 loans to the directors and executive officers of the Corporation, totaling approximately $6.1 million in aggregate, with an additional $4.5 million under commitments. All outstanding loans to directors and executive officers were performing in accordance with their terms at December 31, 2003.

         During 2002, the main office building of the Corporation and the Bank was being leased from T.A.P. Properties, LLC, a company owned by two of the Corporation's directors, Gebran Anton and Dean Petitpren. The lease commenced in 1996 and was for a term of 15 years. The monthly lease payments were $12,500 per month and increased to $16,531 per month in the final five years of the lease. The term of the lease and rent payment at the time the lease was entered into were similar to those prevailing for comparable leases in the local market. On January 3, 2003, the Bank purchased the main office building of the Corporation and Bank and adjacent property known as 120 North Main Street from T.A.P. Properties, LLC for $2,600,000. The adjacent property was purchased for further expansion of the corporate and banking operations. The transaction was approved by the disinterested members of the Board of Directors of the Corporation and Bank. Additionally, the appropriate regulatory agencies were also advised of the transaction in advance. Management believes the transaction to be strategically beneficial and provides current and future cost savings to the Corporation.

                              PROPOSED AMENDMENT TO
                       COMMUNITY CENTRAL BANK CORPORATION
                               2002 INCENTIVE PLAN

         Stockholders are being requested to approve an amendment to the Community Central Bank Corporation 2002 Incentive Plan (the "2002 Incentive Plan") to increase by 100,000 the number of shares of the Corporation common stock for which stock options and other stock-based incentives may be granted under the plan. The Board of Directors unanimously recommends approval of the amendment to the 2002 Incentive Plan to allow the Corporation to continue to attract and retain the best available officers and employees, and provide an incentive for all award recipients under the Plan to use their best efforts on the Corporation's behalf. If stockholders approve the amendment, the number of shares of the Corporation common stock for which awards may be granted will be increased by 100,000 shares, representing approximately 3.7% of the outstanding shares of common stock as of the date of this proxy statement. As a result of such approval, the aggregate number of shares of common stock for which awards may under the 2002 Incentive Plan would be increased from 66,300 shares to 166,300 shares.

         The Corporation's Board of Directors adopted the 2002 Incentive Plan on February 19, 2002. The Plan became effective when it was approved by the Corporation's stockholders at the annual meeting on April 16, 2002. As of March 8, 2004, awards for 63,700 shares have been made under the 2002 Incentive Plan, consisting of options to purchase 56,500 shares of common stock, 900 shares of common stock awards granted to officers and employees and formula grants to directors totaling 6,300 shares of common stock. This leaves 66,300 shares available for future awards under the 2002 Incentive Plan. In addition, as of March 8, 2004, 117,611 shares of Corporation common stock were subject to outstanding awards granted under other Corporation plans, which plans have 471 shares remaining in the aggregate available for grant thereunder. If an award is forfeited or an award otherwise terminates without issuance of shares under these plans, the shares associated with the award will be available for future grants. This could have the effect of increasing the number of shares remaining for future awards under those plans. As of March 8, 2004, options to purchase 167,611 shares of the Corporation's common stock were outstanding under all of our plans at exercise prices ranging from $5.23 to $11.94 per share. The fair market value of the Corporation's common stock on March 8, 2004, was $13.60 per share.

         The principal provisions of the 2002 Incentive Plan are summarized below. This summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Plan. The full text of the Plan and amendment number one to the Plan are set forth in Appendix C to this proxy statement, to which reference is made, and the summary provided below is qualified in its entirety by this reference.

DESCRIPTION OF THE PLAN

         General. The purpose of the 2002 Incentive Plan is to promote the growth and profitability of the Corporation, to provide certain key officers, employees and directors of the Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Corporation. Options granted under the Stock Option Plan may be either "incentive stock options," as defined by Section 422 of the Internal Revenue Code, or non-statutory stock options.

         Administration. The Compensation Committee or such other committee the Board of Directors may designate is responsible for the administration of the 2002 Incentive Plan. That committee determines, within the limitations of the 2002 Incentive Plan, the directors, officers and employees to whom awards are granted. Subject to certain specific limitations and restrictions set forth in the 2002 Incentive Plan and limitations as may be imposed from time to time by the Board of Directors, the committee has authority to interpret the plan, to prescribe, amend and rescind rules and regulations, if any, relating to the plan and to make all determinations necessary or advisable for the administration of the plan. The committee may delegate its duties under the plan to the Chairman of the Board, President or other senior officer of the Corporation, except that no such delegation may be made with respect to actions involving persons participating in the plan who are subject to Section 16 of the Securities Exchange Act of 1934 or are "covered employees under Section 162(m) of the Internal Revenue Code. The costs and expenses of administering the plan are borne by the Corporation.

         Eligibility. Every director, officer and employee of the Corporation and its affiliates is entitled to participate in the 2002 Incentive Plan. As of the date of this proxy statement, a total of 147 persons were eligible to receive awards under the plan, which includes 136 employees and the eleven directors who receive automatic awards of 300 shares of common stock per year. Incentive stock options may only be granted to employees of the Corporation and its affiliates. Non-statutory stock options may be granted to any eligible participant under the plan.

         Shares Subject to the Plan. The Corporation initially reserved and stockholders approved for reservation 130,000 shares of common stock for awards under the plan, of which 40,000 shares were reserved for awards to directors. There are currently 66,300 shares remaining for future award under the 2002 Incentive Plan, of which 33,700 shares remain available for award to directors. If shareholders approve the amendment, an additional 100,000 shares will be available for future awards under the 2002 Incentive Plan; none of these additional shares, however, will be made available for awards to directors. If an award is forfeited or the award otherwise terminates without issuance of shares, the shares associated with the award will be available for future grants. This provision could have the effect of increasing the number of shares remaining for future awards under the 2002 Incentive Plan.

         In any one calendar year, no individual may receive awards under the Plan consisting of options or SARs that are exercisable for more than 20,000 shares or awards consisting of common stock or units denominated in common stock covering more than 15,000 shares, or a cash award in excess of $200,000. The Plan provides that the number of shares reserved for issuance under the Plan, as well as the awards to be made under the Plan, and the stock based limits on awards, will be adjusted proportionally by the Board to reflect any stock dividends or splits, or other subdivisions or consolidations of the common stock of the Corporation.

         Employee Awards. The following types of awards may be made to employees under the Plan:

                  Stock Options. The committee may grant either incentive stock options or nonqualified stock options. The committee sets option exercise prices and terms. Regardless of option type, however, the exercise price of an option may not be less than the fair market value of the Corporation's common stock on the date of grant.

                  SARs. SARs are rights to receive a payment, in cash or common stock of the Corporation, equal to the excess of the fair market value or other specified valuation of a specified number of shares of common stock of the Corporation on the date the rights are exercised over a specified strike price. The committee may grant SARs either singly or in combination with an underlying stock option under the Plan. The terms of a SAR are established by the committee.

                  Stock Awards. The committee may grant awards of common stock of the Corporation or denominated units of common stock. The terms of any Stock Awards are established by the committee. The committee may decide to include dividends or dividend equivalents as part of an award.

                  Cash Awards. Cash Awards consist of grants denominated in cash. The terms of any Cash Awards are established by the committee.

                  Performance Awards. The committee may elect to grant any of the employee awards in the form of a Performance Award under which the grant may be subject to the attainment of one or more performance goals. A Performance Award is paid, vested or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the committee. A performance goal may be based upon one or more business criteria that apply to the employee, one or more business units of the Corporation or a subsidiary or the Corporation as a whole, including the following: revenue, net income, stock price, stockholder return, earnings per share, market performance, return on equity, return on assets or new business contract values. A performance goal is established by the committee prior to the earlier of (a) 90 days after the start of the period of service to which the goal relates and (b) the lapse of 25% of the period of service, but in any event while the outcome is substantially uncertain.

         Annual Stock Awards to Directors. Under the terms of the plan, each director receives an annual award of 300 shares of common stock of the Corporation. This award is made automatically to each director on the first business day of the month following the annual meeting of stockholders, during the period that the director serves on the Board of Directors of the Corporation, through 2010. No other type of award is available to non-employee directors under the 2002 Incentive Plan.

         Termination or Amendment of the Plan. The Board may amend, modify, suspend or terminate the plan for the purpose of addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment that would impair the rights of any participant with respect to any award may be made without the consent of the participant.

         Transfers. No award or any other benefit under the plan is transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, provided that the committee may authorize all or a portion of any nonqualified stock option granted to a participant to be transferable for no consideration to certain immediate family members, a trust solely for the benefit of the participant or such immediate family members, or a partnership or limited liability company in which the only partners are the participant or such immediate family members or trusts.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax consequences to the Corporation and its employees of awards under the 2002 Incentive Plan are complex and subject to change. The following discussion, which has been prepared by counsel to the Corporation, is only a summary of the general federal tax rules applicable to the 2002 Incentive Plan. This summary is not complete and does not address state and local tax treatment of awards under the plan. Recipients of awards under the plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

         As discussed above, different types of awards may be issued under the 2002 Incentive Plan. The tax consequences related to the issuance of each is discussed separately below.

         Stock Options. As noted above, options granted under the 2002 Incentive Plan may be either incentive stock options or non-statutory stock options. Incentive stock options are options that are designated as such by the Corporation and that meet certain requirements under Section 422 of the Internal Revenue Code and the regulations thereunder. Any option that does not satisfy these requirements will be treated as a non-statutory stock option.

                  Incentive Stock Options. If an option is an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Corporation will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Corporation will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. If the common stock purchased upon the exercise of an incentive stock option is held for at least two years from the date of the award of the option and for at least one year after the exercise of the option, any resulting gain is taxed at long-term capital gains rates. If that common stock is disposed of before the expiration of that holding period (a "disqualifying disposition"), any gain on the disposition, up to the difference between the fair market value of the common stock at the time of exercise and the exercise price, is taxed at ordinary rates as compensation paid to the employee, and the Corporation is entitled to a deduction for an equivalent amount. Any amount realized by the employee upon a disqualifying disposition in excess of the fair market value of the common stock at the time of exercise is taxed at capital gain rates.

                  The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

                  Non-Statutory Stock Options. Non-statutory stock options will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-statutory stock option, and no deduction is available to the Corporation at such time. However, upon exercise of a non-statutory stock option (other than delivery of common stock to the Corporation), the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price, and the Corporation will receive a tax deduction for the same amount. If the non-statutory option is exercised by delivering common stock to the Corporation, the number of shares of common stock received by the optionee equal to the number of shares so delivered will be received free of tax and will have the tax basis and holding period of the delivered shares. The fair market value of additional common stock will be taxed to the optionee as ordinary income, and the optionee's tax basis in such shares will be the fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the common stock after the date of exercise may be treated as capital gain or loss. The income realized by the optionee will be subject to income and other employee withholding taxes.

         Restricted Stock. At the time a restricted stock award is granted an grantee may elect to be taxed at ordinary income tax rates in the year the award is granted based on the fair market value of the common stock as of the date of grant. If the election is not exercised within the time prescribed under Section 83(b) of the Internal Revenue Code, the grantee will be taxed in the year the restrictions expire based on the fair market value of the commons stock as of the date the restrictions expire. The Corporation is entitled to a corresponding federal income tax deduction for the year in which the grantee is taxed at ordinary income tax rates. If the grantee is taxed in the year the restrictions expire, dividends paid to the grantee during the restriction period will be taxed as additional compensation (ordinary income) and the Corporation will be entitled to a corresponding deduction. If the grantee is taxed in the year in which the award is granted, dividends paid to the optionee during the restriction period with respect to the common stock will be treated as dividend income, and the Corporation will not be entitled to a corresponding deduction.

         SARs. The grant of a SAR would not result in income for the grantee or in a deduction for the Corporation. Upon the exercise of a SAR, the grantee would recognize ordinary income and the Corporation would be entitled to a deduction measured by the fair market value of the shares plus any cash received. Tax withholding would be required for employees.

         Cash Awards; Stock Awards. A grantee will recognize ordinary income upon receipt of cash pursuant to a Cash Award or Performance Award. A grantee will not have taxable income upon the grant of a Stock Award in the form of units denominated in common stock of the Corporation, but rather will generally recognize ordinary income at the time he or she receives common stock or cash in satisfaction of such award in an amount equal to the fair market value of the common stock or cash received. In general, a grantee will recognize ordinary income as a result of the receipt of common stock pursuant to a Stock Award or Performance Award in an amount equal to the fair market value of the common stock when it is received, although if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture. Tax withholding would be required for employees.

NEW PLAN BENEFITS

         At this time, no awards have been granted with respect to the additional shares being requested pursuant to this amendment. Grants to eligible employees and directors are subject to the discretion of the committee and, therefore, are not determinable at this time.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote of a majority of the votes cast at the meeting by the holders of shares entitled to vote is required to approve the amendment to the 2002 Incentive Plan. Shares as to which the "Abstain" box has been selected on the proxy card for this amendment will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against the amendment. Broker non-votes will not be counted as present and entitled to vote at the annual meeting and will have no effect on the amendment. THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE 2002 INCENTIVE PLAN TO INCREASE SHARES OF COMMON STOCK AVAILABLE FOR AWARDS BY 100,000.

             SELECTION OF AND RELATIONSHIP WITH INDEPENDENT AUDITOR

         The Audit Committee of the Board of Directors has reappointed Plante & Moran, PLLC as the Corporation's principal independent auditor for the year ending December 31, 2004. In making its determination to reappoint Plante & Moran, PLLC as the Corporation's independent auditors for the 2004 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2003 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors' independence. Representatives of Plante & Moran, PLLC plan to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by stockholders. The Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interest of the Corporation and its stockholders.

INDEPENDENT AUDITING FIRM FEES

         Plante & Moran, PLLC was the Corporation's principal auditor for fiscal 2002 and 2003. The aggregate fees billed to the Corporation by Plante & Moran, PLLC and its affiliates for the fiscal years ended December 31, 2003 and 2002 were as follows:

                                        Year Ended December 31,
                                      -------------------------
                                         2003         2002
                                      ----------    --------
Audit Fees ......................     $   65,000    $ 68,260
Audit Related Fees(1)............         18,125      16,925
Tax Fees(2)......................          6,750       7,500
All Other Fees(3) ...............             --      57,950
                                      ----------    --------
  Total..........................     $   89,875    $150,635
                                      ==========    ========

(1) Primarily for services related to research on accounting issues during 2002 and 2003. In addition, 2003 included services rendered in connection with the enactment of new Sarbanes requirements and an acquisition.

(2) Primarily for tax compliance, tax advice, tax return preparation services and correspondence with the IRS. The fees reported for both years also include tax consulting related services in connection with director retirement.

(3)      Primarily for performing the internal audit function.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         In compliance with Sarbanes, our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. The engagement of Plante & Moran, PLLC to render 100 percent of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Any proposal submitted by a stockholder for the 2005 annual meeting of stockholders should be sent to Lisa Medlock; Corporate Secretary, at 100 North Main Street, PO Box 7, Mount Clemens, MI 48046-0007. Proposals must be received by November 16, 2004, in order to be eligible to be included in the Corporation's proxy statement for that meeting. Stockholder proposals to be considered for presentation at next year's annual meeting, although not included in the proxy statement must be received at our executive office on or before February 1, 2005.

         All stockholder proposals for inclusion in the Corporation's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in proxy materials), the Corporation's articles of incorporation and bylaws and Michigan law.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters to be brought before the annual meeting. If other matters are presented upon which a vote may properly be taken, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

                                                                      APPENDIX A

                   CHARTER OF THE AUDIT COMMITTEE OF THE BOARD
               OF DIRECTORS OF COMMUNITY CENTRAL BANK CORPORATION

I. STATEMENT OF POLICY

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Community Central Bank Corporation (the "Corporation") to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation's compliance with legal and regulatory requirements; the annual independent audit of the Corporation's financial statements; the independent auditors' qualifications and independence; the performance of the Corporation's internal auditing firm and independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Corporation, and has the authority to retain at the Corporation's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.

         In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation's management is responsible for preparing the Corporation's financial statements. The independent auditors are responsible for auditing the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements prior to the filing of the Corporation's annual and quarterly reports on Forms 10-K and 10-Q with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

II. COMMITTEE COMPOSITION AND MEETINGS

         The Committee composition shall be in accordance with the NASDAQ Stock Market (the "NASDAQ") listing standards. The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the NASDAQ and SEC for audit committee members, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an "audit committee financial expert," as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

         The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall meet separately, periodically, with management, the chief internal auditor and/or other members of the Corporation's internal auditing firm and the independent auditors, to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

III. COMMITTEE DUTIES, RESPONSIBILITIES AND PROCESSES

         The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

         As part of its oversight responsibility, the Committee shall:

         REVIEW PROCEDURES

         1. Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

         2. Prior to the filing of quarterly and annual reports on Forms 10-Q and 10-K, review and discuss with management and the independent auditors: (i) the Corporation's quarterly and annual consolidated financial statements; (ii) matters that affect the Corporation's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"
                  (iii) the results of the independent auditors' reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation's Annual Report on Form 10-K, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

         3. Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

         4. Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up to these reports.

         5. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation's Code of Business Conduct and Ethics.

         INDEPENDENT AUDITORS AND OTHER EXTERNAL SERVICES

         6. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

         7. Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

         8. Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

         9. Review the audit plan of the independent auditors -- discuss scope, staffing, timing, estimated and actual fees, reliance upon management and the internal auditing firm and general audit approach.

         10. Set clear hiring policies for employees or former employees of the independent auditors.

         INTERNAL AUDITING FIRM

         11. Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the internal auditing firm, as needed, it being understood that the internal auditing firm functionally reports directly to the Committee. Evaluate whether the internal auditing firm has unrestricted access to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

         12. Review the appointment, performance and replacement, if appropriate, of the internal auditing firm. Decisions regarding hiring or termination of the internal auditing firm require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the internal auditing firm.

         13. Review significant issues presented by the internal auditing firm together with management's response and follow-up to these reports.

OTHER COMMITTEE RESPONSIBILITIES

         14. Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

         15. Maintain minutes of meetings and report regularly to the Board on the Committee's activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal auditing firm.

         16. Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

         17. Review with the Corporation's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

         18. Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Forms 10-K and 10-Q with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

         19. Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

20. Perform any other activities consistent with this Charter, the Corporation's bylaws or governing law as the Committee or the Board deems necessary or appropriate.

IV.      FUNDING

         The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                                                                      APPENDIX B

                       CHARTER OF THE NOMINATING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                       COMMUNITY CENTRAL BANK CORPORATION

I.       STATEMENT OF POLICY

         The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of Community Central Bank Corporation (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.      COMMITTEE COMPOSITION AND MEETINGS

         The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board. The membership composition of the Committee shall comply with the Nasdaq Stock Market (the "Nasdaq") listing standards. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.     COMMITTEE DUTIES, RESPONSIBILITIES AND PROCESS

         The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

         The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

         The Committee shall have the following responsibilities:

         1. Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

         2. Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Articles or Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

         3. Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles or Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

         4. Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

         5. Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.      INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

         The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

                                                                      APPENDIX C

                       COMMUNITY CENTRAL BANK CORPORATION
                               2002 INCENTIVE PLAN
                           (As amended April 20, 2004)

         1. Plan. This Incentive Plan of Community Central Bank Corporation (the "Plan"), subject to approval by the shareholders of Community Central Bank Corporation (the "Company"), shall be effective as of April 16, 2002 and was amended April 20, 2004.

         2. Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of such employees and Directors, and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

         3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         "Annual Director Award Date" means, for each year, the first business day of the month next succeeding the date upon which the annual meeting of shareholders of the Company is held in such year.

         "Authorized Officer" means the Chairman of the Board or the President of the Company (or any other senior officer of the Company to whom the Committee (as hereinafter defined) or the Chairman of the Board or President shall delegate the authority to execute any Award Agreement).

         "Award" means an Employee Award or a Director Award.

         "Award Agreement" means any Employee Award Agreement or Director Award Agreement.

         "Board" means the Board of Directors of the Company.

         "Cash Award" means an award denominated in cash.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan.

         "Common Stock" means the Common Stock, no par value, of the Company.

         "Director" means an individual serving as a member of the Board.

         "Director Award" means the grant of a Stock Award to a Director pursuant to Section 9 hereof.

         "Director Award Agreement" means a written agreement between the Company and a Participant who is a Director setting forth the terms, conditions and limitations applicable to a Director Award.

         "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

         "Employee" means an employee of the Company or any of its Subsidiaries.

         "Employee Award" means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

         "Employee Award Agreement" means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq Stock Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq Stock Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted but are traded in the over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated, or
(iv) if a determination pursuant to the provisions of clause (i), (ii) or (iii) above is not practical, then such amount as may be determined by the Committee in its discretion.

         "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

         "Noncompetition Provisions" has the meaning set forth in paragraph 8(c) hereof.

         "Nonqualified Option" means an Option that is not an Incentive Option.

         "Option" means a right to purchase a specified number of shares of Common Stock at a specified price.

         "Participant" means an Employee or Director to whom an Award has been made under this Plan.

         "Performance Award" means an award made pursuant to this Plan to a Participant who is an Employee that is subject to the attainment of one or more Performance Goals.

         "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

         "Restricted Stock" means any Common Stock that is restricted or subject to forfeiture provisions.

         "Restriction Period" means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

         "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

         "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price (in each case, as determined by the Committee).

         "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

         "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation and (ii) in the case of a partnership, limited liability company or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

         4.       Eligibility.

         (a) Employees. Employees eligible for Employee awards under this Plan shall consist of those Employees whose performance or contribution, in the judgment of the Committee, benefits or will benefit the Company.

         (b) Directors. Directors eligible for Director Awards under this Plan are those who are Directors of the Company.

         5. Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, the aggregate number of shares of Common Stock that may be issued under the Plan for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) is 230,000 shares, of which an aggregate of not more than 40,000 shares shall be available for Director Awards and the remainder (including any of the 40,000 shares not used for Director Awards) shall be available for Employee Awards, including Incentive Options (provided, that no Award of an Incentive Option with respect to such shares shall be made on or after February 1, 2012). The number of shares of Common Stock that are the subject of any Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by the Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for issuance under Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges, automated quotation systems and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

         6.       Administration.

         (a) This Plan shall be administered by the Committee. The Board, in its sole discretion may exercise any authority of the Committee under the Plan in lieu of the Committee's exercise thereof, in which instances references to the Committee shall refer to the Board. To the extent required (i) in order for Employee Awards to be exempt from Section 16 of the Exchange Act by virtue of the provision of Rule 16b-3, the Committee shall be the Board or shall consist of at least two members of the Board who meet the requirements of the definition of "non-employee director" set forth in Rule 16b-3 promulgated under the Exchange Act, and (ii) with respect to any Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom meets the definition of "outside director" under said Section 162(m).

         (b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions which are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt, amend and rescind such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

         (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or own willful misconduct or as expressly provided by statute.

         7. Delegation of Authority. The Committee may delegate to the Chairman of the Board, the President or to other senior officers of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who at the time of such awards or action are subject to Section 16 of the Exchange Act or are "covered employees" as defined in Section 162(m) of the Code.

         8.       Employee Awards.

         (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company or its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

                  (i) Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. Incentive Options shall only be issued to employees of the Company, or any Subsidiary of the Company whose employees are eligible to receive Incentive Options under the Code. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

                  (ii) Stock Appreciation Right. An Employee Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date upon which they become exercisable, shall be determined by the Committee.

                  (iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

                  (iv) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

                  (v) Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the elapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A Performance Goal may be based on one or more of business criteria that apply to the individual, one or more business units of the Company or a Subsidiary, or the Company as a whole, and may include one or more of the following criteria: revenue, net income, Common Stock price, shareholder return, shareholder value, economic value, earnings per share, market performance, return on assets, return on equity, earnings, operating profits, cash flow, working capital costs, new business contract values, and/or such other financial, accounting or quantitative metric determined by the Committee. A Performance Goal may, but need not be, based upon a change or an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (measured, in each case, by reference to specific business criteria). A Performance Goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. In interpreting Plan provisions applicable to Performance Goals and Performance Awards applicable to Awards to employees who are "covered employees" under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals to any such "covered employee", the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

         (b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

                  (i) No Participant may be granted, during any calendar year period, Employee Awards consisting of Options or SARs that are exercisable for more than 20,000 shares of Common Stock, subject to adjustment pursuant to the provisions of paragraph 15 hereof;

                  (ii) No Participant may be granted, during any calendar year period, Employee Awards consisting of shares of Common Stock or units denominated in such shares (other than any Employee Awards consisting of Options or SARs) covering or relating to more than 15,000 shares of Common Stock, subject to adjustment pursuant to the provisions of paragraph 15 hereof (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

                  (iii) No Participant may be paid under any Employee Awards consisting of Cash Awards or any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any calendar-year period an amount in excess of $200,000.

         (c) Awards shall be subject to such restrictions and other provisions relating to competition or other conduct detrimental to the Company as determined by the Committee.

         9.       Director Awards of Common Stock.

         (a) Each Director of the Company shall be granted Director Awards in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

         (b) On each Annual Director Award Date occurring on or after January 1, 2002 and on or before December 31, 2010, each Director shall automatically be granted a Stock Award of 300 shares of

Common Stock. Each Director Award may be accompanied by a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board or Committee in its discretion, and shall be signed by the Participant to whom the Director Award is granted and may be signed by an Authorized Officer for and on behalf of the Company.

         10.      Payment of Awards.

         (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award is made in the form of Restricted Stock, the Employee Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced in such manner as the Committee may determine.

         (b) Deferral. With the approval of the Committee, payments in respect of Employee Awards may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee. Any deferred payment of an Employee Award, whether elected by the Participant or specified by the Employee Award Agreement or by the Committee, may be forfeited if and to the extent that the Employee Award Agreement so provides.

         (c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Employee Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

         (d) Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type.

         11. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or, if approved by the Committee, by surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees to tender Common Stock (including by attestation of ownership) or other Employee Awards; provided that any Common Stock that is or was the subject of an Employee Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

         12. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, or if later, the date of income recognition, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

         13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any charges in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant.

         14. Assignability. Except as provided below, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or as required pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Nonqualified Options granted to a Participant to be transferable to:

         (a) the spouse, parents, children, stepchildren, grandchildren or legal dependents of the Participant ("Immediate Family Members");

         (b) a trust or trusts solely for the benefit of the Participant and/or such Immediate Family Members, or;

         (c) a partnership or limited liability company in which the only partners or members, as applicable, are the Participant, such Immediate Family Members and/or a trust or trusts solely for the benefit of the Participant and/or such Immediate Family Members;

provided that:

                  (i)      there may be no consideration for any such transfer;

                  (ii) the Employee Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this paragraph 14, and

                  (iii) subsequent transfers of transferred Options shall be prohibited except those to the Participant or individuals or entities described in clauses (a), (b) or (c) above, or by the laws of descent or distribution.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, including but not limited to, the restrictions or other provisions relating to competition or other conduct detrimental to the Company, and (ii) the obligation of the Participant for payment of taxes with respect to the exercise of such Options and the rights of the Company to withhold such taxes from the Participant or to otherwise require the Participant to satisfy all obligations for the withholding of such taxes as contemplated by paragraph 12 above. The provisions relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in the Employee Award Agreement.

         The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

         15.      Adjustments.

         (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common stock, (iii) the exercise or other price in respect of such Awards,
(iv) the appropriate Fair Market Value and other price determinations for such Awards, (v) the number of shares of Common Stock automatically granted pursuant to paragraph 9 hereof, and (vi) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board or Committee shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards,
(iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock automatically granted pursuant to paragraph 9 hereof and (v) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or an assumption of previously issued Awards as part of such adjustment.

         16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock certificates delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions. Any Award Agreement may include representations, warranties and agreements by the Participant that the Committee deems appropriate to establish that an exemption from registration is available under any applicable securities law.

         17. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be base solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board or the Committee shall be required to give any security bond for the performance of any obligation that may be created by this Plan.

         18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Michigan.

                       COMMUNITY CENTRAL BANK CORPORATION

         Dear Stockholder:

         Please take note of the important information enclosed with this proxy card. You are requested to vote on the election of directors and amendment to the 2002 Incentive Plan as discussed in the enclosed proxy materials. Your board of directors recommends that you vote "FOR" all of the nominees and "FOR" the amendment to the 2002 Incentive Plan.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the Annual Meeting of Stockholders, April 20, 2004.

         Thank you in advance for your prompt consideration of this matter.

         Sincerely,

         David A. Widlak
         Chairman of the Board
            and Chief Executive Officer

      [3528 - COMMUNITY CENTRAL BANK CORPORATION] [FILE NAME: ZCCBC2.ELX]
               [VERSION - (2)] [02/27/04] [ORIG. 02/23/04]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZCCBC2

PROXY

                       COMMUNITY CENTRAL BANK CORPORATION

                             100 NORTH MAIN STREET
                            MOUNT CLEMENS, MI 48043

                ANNUAL MEETING OF STOCKHOLDERS - APRIL 20, 2004
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David A. Widlak and Celestina Giles, or either of them, with full power of substitution in each, as proxies to vote all of the shares of common stock of Community Central Bank Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Community Central Bank Corporation to be held at the Best Western Concorde Inn, 44315 Gratiot Avenue, Clinton Township, Michigan 48036, on Tuesday, April 20, 2004, at 9:00 a.m., and at any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES, "FOR" THE AMENDMENT TO THE 2002 INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. SHOULD A NOMINEE BE UNABLE TO SERVE AS A DIRECTOR, AN EVENT THAT WE DO NOT ANTICIPATE, THE PERSONS NAMED IN THIS PROXY RESERVE THE RIGHT, IN THEIR DISCRETION, TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE CORPORATION.

 PLEASE VOTE, DATE AND SIGN ON REVERSE, AND RETURN PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized person who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

COMMUNITY CENTRAL
BANK CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

 [3528 - COMMUNITY CENTRAL BANK CORPORATION] [FILE NAME: ZCCBC1.ELX] [VERSION -
                        (2)] [02/27/04] [ORIG. 02/23/04]

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL          ZCCBC1

    PLEASE MARK                                                         [ ] 3528
[X] VOTES AS IN
    THIS EXAMPLE

COMMUNITY CENTRAL BANK CORPORATION

         1. Election of Directors.

                  (01) SALVATORE COTTONE      (03) DEAN S. PETITPREN
                  (02) BOBBY L. HILL          (04) RONALD R. REED

                      FOR                          WITHHELD
                      ALL     [ ]              [ ] FROM ALL
                    NOMINEES                       NOMINEES

    FOR
    ALL   [ ]
  EXCEPT
                  ______________________________________________________
                  Write the number corresponding to the name of the director for whom you want your vote withheld.

                                                         FOR   AGAINST  ABSTAIN

         2. Amendment to the 2002 Incentive Plan to add  [ ]     [ ]      [ ]
            100,000 shares to the existing plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES AND FOR THE AMENDMENT TO THE 2002 INCENTIVE PLAN.

         3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or at any adjournment(s) thereof.

            Mark box at right if an address change or comment has been   [ ]
            noted on the reverse side of this card.

            Please be sure to sign and date this proxy card.

Signature:_______________ Date:__________ Signature:______________ Date:________